ILLINGTON FUNDS

SUPPLEMENT DATED OCTOBER 13, 2006

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2006

On October 12, 2006, the Illington Funds Board of Trustees and the Fund’s management company approved a plan to close and liquidate the Johnson Illington Tactical Equities Strategy Fund (the “JITES Fund”). The liquidation is expected to occur on December 15, 2006 (the “Liquidation Date”). The Illington OPTI-flex Fund will remain open and unaffected by this action.

The JITES Fund will not accept any additional purchases of fund shares through the Liquidation Date. Shares of the JITES Fund may be exchanged for shares of the OPTI-flex Fund before the Liquidation Date. Shareholders of accounts in the JITES Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them at their address of record when the liquidation occurs.

Effective as of December 15, 2006, all references to the JITES Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Please keep this supplement for future reference